UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

(404) 760-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On March 22, 2021, Novelis Inc. (the “Company”) announced the launch of a proposed offering by its wholly-owned subsidiary, Novelis Sheet Ingot GmbH (the “Issuer”), of €500 million (approximately $595 million) in aggregate principal amount of euro-denominated senior green notes (the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the offering of the Notes, the Company provided certain information to prospective investors in a preliminary offering memorandum dated March 22, 2021. Certain excerpts from that preliminary offering memorandum are attached hereto as Exhibit 99.2. The preliminary offering memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company, including summary unaudited pro forma combined financial information and other data as of and for the fiscal year ended March 31, 2020 and as of and for the twelve months ended December 31, 2020.

The summary unaudited pro forma combined financial information is being provided for illustrative purposes and does not purport to represent what the actual consolidated results of operations of the Company would have been had the respective transactions and adjustments occurred on the date assumed or any other date, nor is it necessarily indicative of the Company’s future results of operations for any future period or as of any future date. Actual results may differ significantly from those reflected in the pro forma combined financial information.

There can be no assurances that the offering of the Notes will be completed as described herein or at all.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information furnished pursuant to this Item 7.01, including exhibits 99.1 and 99.2 shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release, dated March 22, 2021.

99.2	Excerpts from preliminary offering memorandum of the Issuer, dated March 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: March 22, 2021	By:	/s/ Christopher Courts
Christopher Courts
General Counsel, Corporate Secretary and Compliance Officer